Fees Summary	Oct. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,415,000.00
Previously Paid Amount	0.00
Total Fee Amount	210.11
Total Offset Amount	0.00
Net Fee	$ 210.11